Proxy Statement Pursuant to Section 14(a)
		   of the Securities Exchange Act of 1934
			      (Amendment No.   )


Filed by the Registrant   X
Filed by a Party other than the Registrant

Check the appropriate box:

     Preliminary Proxy Statement

     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
  X  Definitive Proxy Statement

     Definitive Additional Materials

     Soliciting Material Pursuant to      240.14a-11(c) or      240.14a-12

		      GENTNER COMMUNICATIONS CORPORATION

	       (Name of Registrant as Specified In Its Charter)



      (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

  X   No fee required.

     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)     Title of each class of securities to which transaction applies:
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     2)     Aggregate number of securities to which transaction applies:



     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



     4)     Proposed maximum aggregate value of transaction:



     5)     Total fee paid:



     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)     Amount Previously Paid:



     2)     Form, Schedule or Registration Statement No.:



     3)     Filing Party:



     4)     Date Filed:














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		       GENTNER COMMUNICATIONS CORPORATION
		   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

			       October 23, 1997


TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Gentner Communications Corporation (the "Company"), a Utah Corporation, will be held on November 21, at 3:00 P.M., local time, at the corporate offices located at 1825 Research Way, Salt Lake City, Utah 84119 for the following purposes:

     1.     To elect six members of the Company's Board of Directors;

     2.     To ratify the appointment of the Company's independent auditors;

	    and

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only the shareholders of record at the close of business on October 15, 1997 are entitled to notice of and to vote at the meeting and any adjournment thereof.

     All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder previously returned a proxy.

			      FOR THE BOARD OF DIRECTORS


			      /s/ Russell D. Gentner
			      --------------------------------
			      Russell D. Gentner, Chairman and
			      Chief Executive Officer







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   		 GENTNER COMMUNICATIONS CORPORATION
	      PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

     The enclosed Proxy is solicited on behalf of the Board of Directors of Gentner Communications Corporation (the "Company") for use at the Company's Annual Meeting of Shareholders ("Annual Meeting") to be held November 21, 1997 at 3:00 P.M. local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the above date and time at the Company's offices located at 1825 Research Way, Salt Lake City, Utah 84119. The telephone number at that address is (801) 975-7200.

     These proxy solicitation materials were first mailed on or about October 23, 1997 to all shareholders entitled to vote at the Annual Meeting.

		INFORMATION CONCERNING SOLICITATION AND VOTING

RECORD DATE AND SHARES OUTSTANDING

     Shareholders of record at the close of business on October 15, 1997 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, 7,675,443 shares of Common Stock were issued and outstanding. Each shareholder will be entitled to one vote for each share of Common Stock held on the record date.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to Susie S. Strohm, Secretary of the Company, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

SOLICITATION

     The cost of this solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers, and regular employees, without additional compensation, personally or by telephone, facsimile, or telegram.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

     The Company currently anticipates the Annual Meeting of Shareholders in shareholder desiring to submit a proposal for consideration at the 1998 Annual Meeting of Shareholders should transmit such proposal to the Secretary of the Company on or before July 23, 1998.

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VOTE REQUIRED FOR APPROVAL

     A quorum of the shares of the Company must be present at the Annual Meeting of the Shareholders in order for the shareholders to take official action. Under Utah law and the Articles of Incorporation and Bylaws of the Company, a quorum will exist if a majority of the shares issued by the Company and entitled to vote on a matter at the Annual Meeting are present, in person or by proxy. Further, abstentions and broker non-votes will be considered present at the Annual Meeting and will be counted for purposes of determining whether a quorum exists, but abstentions and broker non-votes will not be counted for purposes of determining the vote on any matter currently proposed for action at the Annual Meeting. The election of directors will be determined by plurality vote. The ratification of appointment of independent auditors will be approved if the votes cast at the Annual Meeting favoring the proposal exceed the votes cast at the Annual Meeting opposing the proposal.

			  STOCK OWNERSHIP OF CERTAIN
		       BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding ownership of the Common Stock of the Company as of September 1, 1997, by (i) each person known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock of the Company, (ii) each director of the Company,
(iii) the Chief Executive Officer and each other executive officer of the Company as of June 30, 1997 whose salary and bonus for the year ended June 30, 1997 exceeded $100,000, and (iv) all executive officers and directors of the Company as a group. Each person has sole investment and voting power with respect to the shares indicated, subject to community property laws where applicable, except as otherwise indicated below.

					Amount of            Percentage
Names of Beneficial Owners        Beneficial Ownership        of Class

Russell D. Gentner                       736,128(1)              9.6%
Edward Dallin Bagley                     451,207(2)              5.9%
Brad R. Baldwin                          109,166(3)              1.4%
Edward N. Bagley                         299,833(4)              3.9%
Dwight H. Egan                            30,000(5)              0.4%
K. Bradford Romney, Jr.                   30,000(5)              0.4%

Directors and Executive Officers
as a Group (9 persons)                 1,694,539(1,2,3,4,5,6)   22.1%



(1) Includes: 595,928 shares owned directly; options to purchase 140,000 shares that are exercisable within 60 days; and 200 shares owned by Mr. Gentner's wife. Excludes: options to purchase 110,000 shares that are not

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exercisable within 60 days.

(2) Includes: 316,157 shares owned directly; 100,000 shares owned by a corporation controlled by Mr. Bagley; 50 shares owned by Mr. Bagley's wife as custodian for one of Mr. Bagley's daughters; and options to purchase 35,000 another of Mr. Bagley's daughters; shares owned by the Bagley Family Revocable Trust, all of which Mr. Bagley disclaims beneficial ownership; and options to purchase 20,000 shares that are not exercisable within 60 days.

(3) Includes: 54,666 shares owned directly; options to purchase 47,500 shares that are exercisable within 60 days; 5,000 shares owned by Mr. Baldwin's wife; and warrants to purchase 2,000 shares that are currently exercisable. Excludes: options to purchase 12,500 shares that are not exercisable within 60 days.

(4) Includes: 257,333 shares owned by the Bagley Family Revocable Trust, of which Mr. Bagley is a co-trustee with his wife; and options to purchase 42,500 shares that are exercisable within 60 days. Excludes: shares held or controlled by Mr. Bagley's son (Edward Dallin Bagley) and granddaughters as described in footnote 2 above, all of which Mr. Edward N. Bagley disclaims beneficial ownership; and options to purchase 12,500 shares that are not exercisable within 60 days.

(5) Includes: options to acquire 30,000 shares that are exercisable within 60 days. Excludes: options to acquire 12,500 shares that are not exercisable within 60 days.

(6) Includes: 23,205 shares owned directly and options to acquire 15,000 shares by three other officers that are exercisable within 60 days.
Excludes: options to acquire 125,500 shares by those officers that are not exercisable within 60 days.


			PROPOSAL ONE    ELECTION OF DIRECTORS

     All of the Company's current six directors are nominated for re-election at the Annual Meeting to serve until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified. Unless otherwise instructed, the proxies will be voted for the election of the six nominees named below. In the event any nominee is unable to serve, the proxies will be voted for a substitute nominee, if any, to be designated by the Board of Directors. The Board of Directors has no reason to believe any nominee will be unavailable.







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NOMINEES

The following individuals are currently directors of the Company:

					   Director
     Name               Age          Principal Occupation               Since

Russell D. Gentner      42     Chairman of the Board of Directors,
			       Chief Executive Officer, and President    1985

Edward Dallin Bagley*   59     Attorney                                  1994

Brad R. Baldwin         42     President and Chief Executive Officer
			       of Bank One, Utah                         1988

Edward N. Bagley*       85     Vice President of Smith Barney and
			       Chairman of the Board of Mining
			       Services International                    1993

			       of Broadcast International, Inc.          1994

K. Bradford Romney      41     President and Chief Executive Officer
			       of Dayna Communications, Inc.             1994


	  * Edward N. Bagley and Edward Dallin Bagley are father and son, respectively.


     Russell D. Gentner is Chairman of the Board of Directors, Chief Executive officer, and President of the Company. Mr. Gentner has served in the positions of Chairman and Chief Executive officer since 1985, when the Company merged with its predecessor, Gentner Engineering Company, Inc. ("GEC"). GEC was founded by Mr. Gentner in 1981, and he served as its Chairman, Chief Executive Officer, and President from its inception until its merger with the Company. Mr. Gentner has served as President of the Company from 1985 to 1990 and from April 1994 to the present. Mr. Gentner earned his Bachelor of Science degree in Electrical Engineering in 1977 from the University of Utah and a Master of Business Administration degree from the University of Utah in 1990.

     Edward Dallin Bagley has been a Director of the Company since April 1994. Previously, Mr. Bagley served as a Director of the Company from April 1987 to July 1991. Mr. Bagley began practicing law in 1965. He later founded Bagley Securities, Inc., a stock brokerage firm located in Salt Lake City, Utah. During the past five years, Mr. Bagley has served as vice president of National Financial, a computer back-up accounting firm for health clubs. Mr. Bagley is also currently a director of Mining Services


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International, a publicly held developer of explosives technology and supplier of chemicals to the mining industry located in Salt Lake City, Utah, and Tunex International, a chain of automotive engine performance and service centers. Mr. Bagley received a Juris Doctorate in 1965 from the University of Utah College of Law.

     Brad R. Baldwin has been a Director of the Company since September 1988. Since October 1, 1994, Mr. Baldwin has served as President and Chief Executive officer of Bank One, Utah, a commercial bank headquartered in Salt Lake City, Utah. Mr. Baldwin served as Senior Vice President and General Counsel of Bank One from 1988 until his appointment as President and CEO. From 1981 to 1988, Mr. Baldwin was engaged in the general practice of law at the firm of Biele, Haslam & Hatch in Salt Lake City, Utah. Mr. Baldwin received a Juris Doctorate in 1980 from the University of Washington.

     Edward N. Bagley has been a director of the Company since January 1993. Mr. Bagley is currently Vice President of Smith Barney, with whom he has been associated since 1971. Mr. Bagley has worked in the investment industry since 1934. Mr. Bagley is also Chairman of the Board of Directors of Mining Services International. He received a bachelors degree from Utah State University in 1933.

     Dwight H. Egan has been a director of the Company since November 1994. Mr. Egan is currently the President, Chief Executive Officer, and a director of Broadcast International, Inc., a satellite communications and business information company located in Salt Lake City, Utah. He is also currently a director of Data Broadcasting Corp., the parent of Broadcast International, Inc. Mr. Egan has served as an officer and director of Broadcast

     K. Bradford Romney has been a Director of the Company since November 1994. Since 1991, Mr. Romney has been the President and Chief Executive officer of Dayna Communications, Inc., a computer networking company based in Salt Lake City, Utah. He has been a director of Dayna since 1990. He served as Executive Vice President of Dayna upon joining the company in 1986 until his appointment as President and Chief Executive Officer. From 1982 to 1986, Mr. Romney was Executive Vice President of Keith Romney & Associates. Mr. Romney is also a director of EFI Electronics, Inc. Mr. Romney received a Juris Doctorate and a Master of Business Administration degree from Brigham Young University in 1982.



		INFORMATION CONCERNING THE BOARD OF DIRECTORS
			AND CERTAIN COMMITTEES THEREOF

All directors serve until their successors are elected and have qualified. The Company paid each director $650 per month for services provided as a director through February 1997. At that point, each director received


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options to purchase 25,000 shares of Gentner stock in lieu of the monthly fee for services rendered through June 30, 1998. Inside directors receive no additional compensation for serving on the Board of Directors. Officers are elected to serve, subject to the discretion of the Board of Directors, until their successors are appointed.



COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has three committees, the Executive, Audit, and Compensation Committees. The Executive Committee is composed of Mr. Russell
D. Gentner, Mr. Brad R. Baldwin, and Mr. Dwight H. Egan. The Audit Committee is currently composed of Mr. Brad R. Baldwin, Mr. Edward Dallin Bagley, and Mr. K. Bradford Romney. The Compensation Committee is currently composed of Mr. Brad R. Baldwin, Mr. Edward Dallin Bagley, and Mr. Dwight H. Egan. The Executive Committee exercises all the powers and authority of the Board of Directors in the management of the business and affairs of the Company except those which by statute, Certificate of Incorporation or By-laws are reserved to the Board of Directors. The Audit Committee is authorized to review proposals of the Company's auditors regarding annual audits, recommend the engagement or discharge of the Company's auditors, review recommendations of such auditors concerning accounting principles and the adequacy of internal controls and accounting procedures and practices, to review the scope of the annual audit, to approve or disapprove each professional service or type of service other than standard auditing services to be provided by the auditors, and to review and discuss the audited financial statements with the auditors. The Compensation Committee makes recommendations to the Board of Directors regarding remuneration of the executive officers and directors of the Company and administers the 1990 Incentive Plan for directors, officers, and key employees, and administers the 1997 Employee Stock Purchase Plan for all employees.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

The Board of Directors held five meetings during the last fiscal year. The Executive Committee held no formal meetings during the last fiscal year. The Compensation Committee held one meeting during the last fiscal year.


			      EXECUTIVE OFFICERS


The executive officers of the Company are as follows:

     Name              Age                    Position

Russell D. Gentner      42     Chairman, President and Chief Executive
Officer

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Frances M. Flood        41     Vice President of Sales and Marketing
Susie S. Strohm         37     Vice President of Finance, Secretary/Treasurer


     For the biography of Mr. Gentner, see "Nominees."

     Frances M. Flood was elected Vice President of Sales and Marketing in 1996. Before joining the Company she was an Area Director of Sales and Marketing for Ernst & Young, LLP, an international accounting and consulting firm. While there she assisted in the marketing efforts of eighty partners and principals across a variety of industries in six locations. Prior to her tenure with Ernst & Young, Ms. Flood had been the founder of an international sales and marketing consulting firm focusing on change management, product development, training, database marketing, leveraging, technology, and sales culture creation.

     Susie S. Strohm became Vice President of Finance, Treasurer, and Secretary in 1997. In 1996, Ms. Strohm joined the Company as its Controller. She is responsible for all the Company's accounting, financial and tax
planning, financial and management reporting, and SEC filings.   Prior to
joining the Company, Ms. Strohm was the Controller for Newspaper Agency Corporation in Salt Lake City. She graduated from the University of Utah with a Bachelor of Science degree in Accounting, and received her Masters of Business Administration degree from Westminster College.

		   EXECUTIVE COMPENSATION AND OTHER MATTERS

     The following table sets forth the compensation of the Chief Executive Officer of the Company and the other most highly compensated executive officers of the Company for each of the Company's last three fiscal years whose total salary and bonus for the year ended June 30, 1997 exceeded $100,000, for services rendered in all capacities to the Company during such fiscal years.


			      SUMMARY COMPENSATION TABLE

				for Russell D. Gentner
			       Chairman, CEO, President











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       Annual Compensation                   Long Term Compensation

					  Awards              Payouts

			  Annual  Restricted  Underlying           Other
Fiscal                    Compen-   Stock      Options     LTIP    Compen-
 Year    Salary   Bonus   sation    Awards       /SARS    Payouts  sation*


96-97  $162,240  $11,760   None      None        None      None     None
95-96  $156,756    None    None      None        None      None     $890
94-95  $150,000  $15,000   None      None        None      None     $890

* These amounts reflect the Company's contributions to the deferred compensation plan (401(k) plan).


STOCK OPTIONS/SARS

The following table sets forth the stock option and SAR grants to the named executive officers in the last fiscal year:

OPTION/SAR GRANTS IN FISCAL YEAR ENDED JUNE 30, 1997

			     (INDIVIDUAL GRANTS)

		     Number of      Percent of
		     Securities     Total Options
		     Underlying     /SARs Granted      Exercise
		     Options/SARs   to Employees       or Base     Expiration
Name and Position    Granted (#)    in Fiscal Year   Price ($/Sh)     Date

Russell D. Gentner     100,000            17%          $0.8125       6/30/04
Chairman, CEO,
President


AGGREGATED STOCK OPTION/SAR EXERCISES

The following table sets forth the aggregated stock options and SARs exercised by the named executive officers in the last fiscal year and the year-end value of unexercised options and SARs:



AGGREGATED OPTION/SAR EXERCISES IN FISCAL YEAR ENDED JUNE 30, 1997 AND FISCAL YEAREND OPTION/SAR VALUES



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					  Number of
					  Securities         Value of
					  Underlying       Unexercised
					  Unexercised      In-The-Money
					 Options/SARs      Options/SARs
		    Shares               at FY-End (#)     at FY-End ($)
		   Acquired    Value
		      on     Realized     Exercisable/      Exercisable/
Name and Position    (#)        ($)      Unexercisable     Unexercisable

Russell D. Gentner     -          -     130,000/100,000   $89,375/$81,250
Chairman, CEO,




		CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Gentner Research Ltd. ("GRL"), is a related limited partnership, formed in August 1985, in which the Company is the general partner and Russell D. Gentner, Edward Dallin Bagley and, among other unrelated parties, certain members of their families, are the limited partners. In 1987 and 1988, GRL sold to the Company proprietary interests in the VRC-1000 (now VRC-2000), VRC-1000 Modem (now VRC-2000), and Digital Hybrid in exchange for royalty payments. Royalty expense with GRL for the years ending June 30, 1997 and 1996 was $45,100 and $29,400 respectively. The following directors and/or executive officers and members of their immediate families have purchased the following interests in GRL:

      Russell D. Gentner (Pres/CEO/Director). . . . . . . . . . .  5.21%
      Edward Dallin Bagley (Director) . . . . . . . . . . . . . . 10.42%
      Edward N. Bagley (Director) . . . . . . . . . . . . . . . .  5.21%
      Hyrum S. Gentner (father of Russell Gentner). . . . . . . .  5.21%
      Robert O. Baldwin (father of Brad Baldwin). . . . . . . . . 10.42%

The Company has also formed a second related limited partnership, Gentner Research II, Ltd. ("GR2L"), also in which it acts as general partner. In fiscal year 1997, GR2L sold proprietary interest in the GSC3000 to the Company in exchange for royalty payments. Royalty expense with GR2L for the years ending June 30, 1997 and 1996 was $36,588 and $0 respectively. The following directors and/or executive officers and members of their immediate families have purchased the following interests in GR2L:

      Brad R. Baldwin (Director)  . . . . . . . . . . . . . . . .  3.19%
      Robert O. Baldwin (father of Brad Baldwin). . . . . . . . .  9.58%
      Hyrum S. Gentner (father of Russell Gentner). . . . . . . .  3.19%
      Edward D. Bagley (Director) . . . . . . . . . . . . . . . .  6.39%
      Edward N. Bagley (Father of Edward D. Bagley) . . . . . . .  6.39%


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	 COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership of equity securities of the Company. Officers, directors and greater than 10% shareholders are required to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, all section 16(a) requirements have been complied with that were applicable to the persons defined above during the preceding fiscal year.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ELECTION OF THE NOMINEES NAMED ABOVE TO THE BOARD OF DIRECTORS.





			   OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Ernst & Young, LLP, as independent auditors for the Company for the current fiscal year, and recommends that the shareholders vote for ratification of such appointment.

     Neither Ernst & Young nor any of its members have ever had any direct or indirect financial interest in the Company or been connected with the Company as promoter, underwriter, voting trustee, director, officer, or employee. It is anticipated that a representative of Ernst and Young will attend the Annual Meeting and will be available to respond to questions. It is not anticipated that the representative will make any statement or presentation.

	   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.


				OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting.
If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

     It is important that your stock be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return the accompanying proxy in the postage-prepaid envelope enclosed for that purpose at your earliest convenience.

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			      FOR THE BOARD OF DIRECTORS


			      /s/ Russell D. Gentner

			      Russell D. Gentner, Chairman
			      and Chief Executive Officer


Salt Lake City, Utah
October 23, 1997



			  [Front side of proxy card]

		      GENTNER COMMUNICATIONS CORPORATION
		   PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
			       NOVEMBER 21, 1997

	 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of Gentner Communications Corporation, a Utah corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated October 23, 1997, and hereby appoints Russell D. Gentner and Susie S. Strohm and each of them, proxies and attorneys-in-fact, with full power to each of substitution in behalf of and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders to be held on November 21, 1997 at 3:00 Salt Lake City, Utah 84119, and at any adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth below.

     A majority of such attorneys or substitutes as shall be present and shall act at said meeting or any adjournment thereof (or, if only one shall be present and act, then that one) shall have and may exercise all the powers of said attorneys-in-fact hereunder. In addition to the following proposals, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

						  WITHHOLD
I.     ELECTION OF DIRECTORS       FOR              VOTE

       Russell D. Gentner
       Edward Dallin Bagley
       Brad R. Baldwin
       Edward N. Bagley



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       Dwight H. Egan
       K. Bradford Romney

       Mark here to vote for the
       entire slate of nominees
       listed above

II.    APPOINTMENT OF ERNST &
       YOUNG, LLP AS AUDITORS     FOR       AGAINST        ABSTAIN




		    (Continued and signed on reverse side)


			 [Reverse side of proxy card]

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR ALL DIRECTORS SET FORTH HEREIN, AND FOR THE APPOINTMENT OF ERNST & YOUNG AS INDEPENDENT PUBLIC ACCOUNTANTS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

Date:____________________                 _______________________________
					  Signature

__________________________                _________________________________
Signature (if held jointly)               Name of Shareholder (please print)


					  Title (if any)


(This proxy should be marked, dated, signed by each shareholder exactly as such shareholder's name appears hereon and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)










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